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                              THE GALAXY VIP FUND

                         SUPPLEMENT DATED JULY 1, 1998
                       TO PROSPECTUS DATED APRIL 30, 1998

EQUITY FUND--PORTFOLIO MANAGER

    Effective July 1, 1998, Robert G. Armknecht is the portfolio manager of the Equity Fund. Mr. Armknecht, an Executive Vice President, has been with Fleet and its predecessors since 1989.